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                                                                   EXHIBIT 10.19

                                      LEASE

       THIS LEASE is made and entered into this 10th day of April, 2000, by and between Prairie Warehousing LLP (hereinafter called "Landlord") and Third Wave Technologies, Inc., a Wisconsin corporation, (hereinafter called "Tenant").

                                   WITNESSETH

       1. PREMISES TERM: Landlord leases to Tenant and Tenant hires from Landlord approximately 36,000 square feet (hereinafter called the "Premises") known as 220 Business Park Drive, Sun Prairie, Wisconsin (hereinafter called the "Building") as depicted on the drawing attached hereto as Exhibit A and incorporated herein by reference, for a term (the "Term") of thirty seven (37) months commencing on or about the 1st day of May, 2000, and ending on the 31st day of May, 2003, unless sooner terminated as hereinafter provided.

       2. OPTION TO RENEW: Provided Tenant is not in default hereof beyond applicable notice and cure periods, Tenant shall have two (2) options, by written notice received by Landlord at least six (6) months prior to the expiration of the then existing Term, to renew this Lease each for a term of three (3) years (each a "Renewal Term"). Each Renewal Term shall be upon the same terms and conditions as the initial Term except the monthly Rent shall continue to be adjusted as provided in paragraph 4.

       3. USE OF PREMISES: The Premises shall be used solely for office, laboratory, light manufacturing, warehouse and distribution purposes all in accordance with this Lease. Tenant shall not use or occupy, or permit the use of occupancy of, the Premises, or any part thereof, in any unlawful manner or for any illegal purpose or in such manner as to constitute a nuisance or violate the terms and conditions of any certificate of occupancy applicable to the Premises, or for any purpose or in a manner liable to cause structural injury to the Building, and shall not use or occupy or permit the use or occupancy of the Premises, for other than purposes of the nature and to the extent permitted by the laws, rules, regulations and ordinances of the applicable governmental authorities.

       4. RENT: During the initial Term and the Renewal Terms, if exercised, Tenant hereby covenants and agrees to pay rent (the "Rent"), in advance, each month beginning on the first day of the first calendar month after the commencement of this Lease. Rent for the first thirteen (13) months of the initial Term shall be the sum of $18,000.00 per month and each year thereafter, beginning on June 1st of each calendar year thereafter,



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the amount due per month shall change to equal the amount due for the month immediately prior to such change times [one plus the percentage increase in the CPI-U over the twelve (12) months beginning fifteen months prior to the change and ending three months prior to the change] CPI-U shall be defined as the Bureau of Labor Statistics U.S. City Average, All Items Consumer Price Index For all Urban Consumers (1982/1984 Base). Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment herein based upon a thirty (30) day month. Rent shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America and at such place as Landlord may from time to time designate in writing.

       5. RENT ADJUSTMENT: Rent shall be adjusted each year by "Tenant's Share" of the net aggregate amount of Taxes, Insurance and Operating Expenses for that year (as such terms are defined below). Tenant's Share is agreed upon as being 42%. Prior to the commencement of the Lease, Landlord shall estimate the Tenant's Share of Taxes, Insurance and Operating Expenses for the lease year (based upon historic usage and arms length service contracts) and that amount shall be added to the Rent to equal the "Adjusted Annual Rent" for the current year. All monthly installments of Rent shall be adjusted to the extent necessary to pay Adjusted Annual Rent in equal monthly installments. At the end of each lease year, Landlord shall calculate the actual cost of Taxes, Insurance and Operating Expenses and supply Tenant, within thirty (30) days of the end of such lease year, with a detailed analysis thereof, together with a statement showing any under or overpayment by Tenant due to the prior year's estimate. Any over or under payment shall be settled between the parties by lump sum payment within sixty (60) days of the end of each lease year. At the end of each lease year, the Adjusted Annual Rent shall be adjusted to reflect the previous year's costs (and reasonable estimates for the next year) and such amount shall be added to the Rent in equal monthly installments for the next lease year. Landlord shall keep and make available to Tenant for a period of ninety (90) days after each lease year, records in reasonable detail of Taxes, Insurance and Operating Expenses for each lease year and shall permit Tenant and the representatives of Tenant to examine such statements at any reasonable time during business hours. If Tenant shall dispute any item included by Landlord in determining Taxes, Insurance or Operating Expenses and such dispute is not amicably settled between Landlord and Tenant within sixty (60) days after any statement for Adjusted Annual Rent has been rendered, either may, during the twenty (20) days next following the expiration of said sixty (60) day period, notify the other of its election to arbitrate said dispute and may then refer such disputed item or items to one of the Big Five accounting firms selected by Landlord for decision and the decision of such firm shall be conclusive and binding upon Landlord



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and Tenant. The expense involved in such determination shall be borne by the party against whom a decision is rendered by said accountants, provided that if more than one item is disputed and the decision shall be against each party in respect to any item or number of items so disputed, then the expenses shall be apportioned according to the dollar amount of the items decided against each party. Pending a decision, Tenant shall pay on the basis of Adjusted Annual Rent subject to a proper adjustment upon rendition of the decision. If Tenant shall not dispute any item or items of any such statement within sixty (60) days after such statement has been rendered, Tenant shall be deemed to have approved such statement.

       6. TAXES: "Taxes" shall mean all taxes and assessments accruing during the term of the Lease, special or otherwise and sewer charges, if any, including expenses incurred in connection with disputing or contesting the amount thereof levied, or assessed for the year in question, or a partial year, upon or with respect to the Building and the land upon which it is located, by Federal, State or local government. Should any governmental authority having jurisdiction impose a tax and/or assessment (other than an income or franchise tax) upon or against the Rent payable hereunder or on the privilege or renting, leasing, or letting real property, either by way of substitution for the taxes and assessment levied or assessed against such land and such buildings, or in addition thereto, such tax and/or assessments shall be deemed to constitute a tax and/or assessment against such land and improvement for the purposes of this paragraph.

       7. LANDLORD SERVICES-OPERATING EXPENSES: Landlord shall provide Tenant and Tenant shall pay Tenant's Share of "Operating Expenses" for the following services:

       (a) Individually controlled heat and air conditioning necessary to maintain the Premises at comfortable temperatures on such working days and hours as are reasonably consistent with Tenant's intended use and occupancy; provide, however, if separately metered and controlled, the cost of the utility services powering the said heat and air conditioning equipment shall be billed directly to the Tenant; otherwise it shall be billed on a prorata basis, unless special usage by any Tenant in the Building is a factor;

       (b) Snow removal service for the parking lots, footways and driveway appurtenant to the Building and for all approaches thereto;

       (c) Regular maintenance (including bi-annual sealing and spot patching, but not resurfacing) of all parking areas, footway and driveway appurtenant to the Building;

       (d) During business hours, including evenings, reasonable illumination for all parking areas and footways appurtenant to the Building; and



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       (e) Gardening and landscaping of the property upon which the Building is located.

       The foregoing services shall be the only costs included in "Operating Expenses" and, without limitation, no charges for management or property supervision shall be included in Operating Expenses charged to the Tenant.

       8. LANDLORD SERVICES - NON-OPERATING EXPENSES: Landlord shall at Landlord's sole cost and expense, not to be included in Operating Expenses, (i) maintain and replace, when necessary, all structural components of the Building, including, without limitation, the roof; (ii) replace, when necessary, all the HVAC units servicing the Building, and the plumbing, electrical, fire protection and utility systems servicing the Building and (iii) resurface, when necessary, the parking lots, footways and driveways appurtenant to the Building. Landlord, while not warranting that any of the Building services stipulated in Paragraph 7 or 8 shall be free from interruptions or suspensions caused by repairs, renewals, improvements, alterations, strikes, lockouts, accidents, inability of Landlord to procure such service, or to obtain fuel or supplies or for other cause or causes beyond Landlord's reasonable controls, shall nevertheless diligently attempt to make such repairs or renewals to Building distribution lines and facilities as may be required to restore any such service so interrupted or suspended. An interruption or suspension of, or fluctuation in, any Building service (resulting from any of said cause or causes) shall never be deemed a constructive eviction or evictions or disturbance of Tenant's use and possession of said Premises, or any part thereof nor render Landlord liable to Tenant for damages, nor relieve Tenant from performance of Tenant's covenants and agreements hereunder. Landlord shall not be required to repair, replace or maintain any of Tenant's construction or leasehold improvements.

       9. USE AND REPAIR OF PREMISES BY TENANT; UTILITIES: Throughout the Term and Renewal Term of this Lease, tenant will, at its cost, keep and maintain the interior of the Premises, including regular maintenance of the HVAC units and the plumbing, electrical, fire protection and utility systems and all of Tenant's construction and leasehold improvements in a good state of repair, ordinary wear and tear and damage by the elements or by acts of God only excepted. In addition, Tenant shall be liable for replacement of all components of the Building which are damages through the negligence of Tenant, its agents, guests and/or invitees. Tenant further agrees to deliver up and surrender to Landlord possession of the Premises upon the expiration of this Lease in as good a condition as when taken, ordinary wear and tear and damage from the above specified causes excepted. Tenant shall be solely responsible for and promptly pay all



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charges for heat, gas, electricity or any other utility separately metered and used or consumed in the Premises and billed directly to the Tenant by the utility company involved.

       10. PARKING, COMMON AREAS AND FACILITIES: Landlord shall provide to Tenant the use of the parking lots, footways and driveways appurtenant to the Building (including any lots, driveways or footways which may in the future be constructed on the adjacent lot) for the use, in common, with the other tenants of the Building, and their employees and invitees; provided, however, that the fifty (50) spaces designated on Exhibit A shall be set aside for, marked and designated for use solely by Tenant. Beginning November 1, 2000, Tenant shall have the exclusive use of one hundred twenty (120) reserved and marked parking spaces. All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the Building, including, the truck ways, loading docks, pedestrian sidewalks and ramps, landscaped areas, and other areas and improvements provided by Landlord for the exclusive use, in common, of tenants, their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Landlord and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Paragraph. The Landlord shall have the right to construct, maintain and operate lighting facilities on all said areas and improvements, to police the same and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by Tenant, other tenants and their officers, agents, employees and customers.

       11. RIGHTS RESERVED BY LANDLORD: In addition to all remedies which are allowed to Landlord by law and equity and without limitation on any of them, Landlord reserves the following rights:

       (a) To enter said Premises at all reasonable times (1) for the making of such inspections, repairs, alterations, improvements or additions, of, or to, said Premises or Building as Landlord may deem necessary or desirable; (2) to exhibit said Premises to others during the last six (6) months of the Term or renewal term hereunder; and (3) for any purpose whatsoever, related to the safety, protection, preservations or improvement of said Premises or of the Building or of Landlord's interest. The rights granted to Landlord pursuant to this Paragraph, shall not require Landlord to make any repairs to the Premises other than those herein specifically agreed to be made by Landlord nor otherwise extend any of Landlord's other obligations;



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       (b) At any time or times Landlord, either voluntarily or pursuant to governmental requirements, may at Landlord's expense, make repairs, alterations or improvements in or to the Building or any part thereof, and during such times may temporarily close entrances, doors, corridors, elevators or other public facilities;

       (c) To charge Tenant any expense (including overtime or premium costs incurred by Landlord) resulting from repairs, alterations, decorating or other work performed in said Premises or the Building at Tenant's request made at other than business hours;

       (d) From and after the commencement date of this Lease and throughout the Term or renewal term of this Lease to require Tenant to protect, indemnify and save harmless Landlord from and against any and all liability to third parties incurred by any act or neglect of Tenant, or any of its agents, servants or employees, in, on or about the Premises; and Tenant at all times shall at its own cost protect Landlord with public, liability insurance and property damage insurance in a responsible insurance company or companies authorized to do business in the State of Wisconsin, in the amount no less than $1,000,000.00 for injury to one person and no less than $1,000,000.00 for injury for two or more persons and $500,000.00 for damages to property. Landlord shall be named as an additional insured under said policy for the Premises. Tenant shall within ten
(10) days of the commencement date of this Lease, or as soon thereafter as made available by the insurance company, deposit with Landlord a copy of all such policies or certificates showing such insurance to be then in force; and

       (e) Require Tenant, at its own expense but subject to its right to contest the validity thereof, to promptly comply with the requirements of every applicable statute, law, ordinance, fire regulation, and with every applicable lawful regulation and order, with respect to the condition and maintenance of the Premises to the extent that Tenant is obligated to repair and maintain the same and with respect to Tenant's use or occupation of the Premises.

       Landlord may exercise all or any of the foregoing rights hereby reserved without being deemed guilty of an eviction or a constructive eviction or disturbance of Tenant's use and possession, without being liable in any manner to Tenant, and without elimination or abatement of Rent, or payment of other compensation, and such acts shall in no way affect this Lease.

       12. MUTUAL WAIVER OF SUBROGATION: Notwithstanding anything to the contrary in the Lease, Landlord and Tenant hereby release each other to the extent of their respective insurance coverage, from any and all liability to the other or anyone claiming through or under it by way of subrogation or otherwise, for any loss or damage to property covered by the fire or extended coverage insurance policies carried or required to be



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carried by Landlord and Tenant, respectively, even if such damage shall have been caused by the fault or negligence of the other party, or anyone claiming through or under it, provided however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as such policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect nor impair such policies or prejudice the right to recovery thereunder. Each party agrees that its policies of insurance will include such a clause or endorsement so long as the same shall be obtainable.

       13. INSURANCE: Landlord shall provide during the Term and Renewal Term, if exercised, and Tenant shall pay for Tenant's Share of "Insurance" herein defined as property damage, fire, extended coverage, vandalism, malicious mischief and all-risk insurance on the Building and the improvements located on the land upon which the Building is situated in an amount not less than the full replacement value of the Building and such improvements and with a deductible not in excess of $1,000.00. Such insurance to be maintained with carriers selected by Landlord and approved by Tenant in its reasonable discretion, and to include Landlord and Tenant as insureds thereunder. At Tenant's request, Landlord shall provide to Tenant certificates of such insurance which shall provide that the insurer shall provide notice to Tenant prior to the cancellation of any coverage under the subject policy.

       14. LOSS OR DAMAGE TO PROPERTY:

       (a) All personal property belonging to Tenant or to any other person located in or about said Premises or the Building shall be there at the sole risk of Tenant or such other person, and neither Landlord nor Landlord's agents or employees shall be liable for the theft or misappropriation thereof, nor for any damages or injury thereto, nor for death or injury of Tenant or any other persons or damage to property caused by but not limited to the following: water, snow, frost, steam, heat, cold, dampness, failing plaster, explosions, sewers or sewage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds or by any act or neglect of other tenants or occupants of the Building, or of any other person, or caused in any other manner whatsoever. Tenant shall protect, indemnify and save harmless, Landlord from all losses, costs, including attorneys fees, or damages sustained by reason of any act or other occurrence or failure to act causing death or injury to any person or damage to property whosoever or whatsoever due directly or indirectly to the use or occupancy of said Premises or any part thereof by Tenant, or due directly or indirectly to any breach or default



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on the part of Tenant in the performance of any covenant or agreement, on the part of Tenant to be performed.

       (b) Tenant covenants, upon notice from Landlord, to resist and defend, at Tenant's expense, such action or proceeding by counsel reasonably satisfactory to Landlord.

       (c) Landlord shall not be liable to anyone for cessation of any of the services that Landlord is required to provide under this Lease, including but not limited to, public utility services and air conditioning, due to inability to obtain fuel, electricity, service or supplies from the sources from which they are usually obtained, due to failures in the equipment used to provide such services, or for any other reason beyond the control of the Landlord. Any such interruption of any of the above services shall never be deemed an eviction or disturbance of the Tenant's use of the Premises or any part thereof, or render Landlord liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord, however, shall promptly take the necessary steps to terminate such interruptions as expeditiously as possible under the circumstances.

       15. HOLDOVER: Should Tenant withhold from Landlord possession of the Premises after the expiration or termination of this Lease, whether by lapse of time or otherwise, then in that event Landlord may elect, by written notice to Tenant, to constitute such withholding of the Premises as a holdover under and renewal of this Lease, otherwise such withholding shall constitute only a month-to-month tenancy at a monthly rental rate not less than the last monthly installment of Rent adjusted to indicate a 10% increase, in addition to Adjusted Rent or additional rent, if any, payable hereunder.

       16. ASSIGNMENT AND SUBLETTING: Tenant shall not either voluntarily, or by operation of law, assign, or transfer this Lease or, any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (employees, agents, servants, and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent may not be unreasonably withheld. Consent to one assignment or sublease shall not constitute a waiver of this provision, and all later assignments and subleases shall likewise be made only upon prior written consent of Landlord. Assumption agreements shall be in a form reasonably acceptable to Landlord. In the event of any assignment or subletting, Tenant shall nevertheless at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all Tenant's other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of a default beyond applicable notice and cure periods as hereinafter



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provided, if the demised premises or any portion thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to it by Tenant hereunder; and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of its obligations hereunder. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any such assignment or subletting without such consent shall be void, and shall, at the option of Landlord, constitute a default under the terms of this Lease.

       Landlord reserves the right to assign its interest under this Lease. Upon receipt of notice of any assignment by Landlord, Tenant shall fulfill each and every obligation and make all payments required under this Lease to such assignee, and Tenant further agrees that upon receipt of notice of any assignment by Landlord, Tenant will execute any acknowledgment, consent or attornment agreement that said assignee may require.

       This Lease and the covenants and conditions herein contained shall inure to the benefit and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns, and shall inure to the benefit of Tenant and only such assignees of Tenant to whom an assignment by Tenant has been consented to in writing by Landlord.

       17. ALTERATIONS: Tenant shall make no alterations in, or additions or improvements to, said Premises without the written consent of Landlord first had and obtained which consent will not be unreasonably withheld; provided, however, that nonstructural alterations costing, on a per project basis, less than $20,000.00 shall not require Landlord's consent. Any addition, alterations or improvements made by Tenant shall be made in a good and workmanlike manner and shall become and remain a part of the Premises, and be and remain the property of Landlord upon the termination of this Lease or Tenant's occupancy of the Premises; notwithstanding the above, Landlord may, by giving written notice to the Tenant, require Tenant to restore the Premises to the same condition they were in at the commencement of this Lease. Tenant shall indemnify and save harmless Landlord from and against all expenses, liens, claims or damages to either property or person which may or might arise by reason of such repairs, alterations, improvements or additions.

       18. UNTENANTABILITY: In the event the Premises, or any part thereof, shall be destroyed or damaged, and such destruction or damage may be reasonably repaired within one hundred twenty (120) days from the happening of such destruction or damage, Tenant



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shall not be entitled to surrender possession of the Premises, or any part thereof, nor shall Tenant's liability to pay Rent under this Lease cease, but in case of any such destruction or damage, Landlord shall repair the same with all reasonable speed and shall complete such repairs within one hundred twenty (120) days from the happening of such destruction or damage, subject to delays beyond Landlord's reasonable control. If Tenant shall thereby be deprived of the occupancy of any part of the Premises, a proportionate allowance shall be made to Tenant from the Rent, corresponding to the time during which and to the part of the Premises of which Tenant shall so be deprived on account of such destruction or injury of or the making of such repairs; however, this does not apply to interruption or deprivation of use of any of the common areas as defined in Paragraph 11 herein. In the event that any destruction or damage cannot reasonably be repaired within one hundred twenty (120) days from the happening of such destruction or damage, either Landlord or Tenant shall have the right to terminate this Lease by giving written notice within thirty (30) days from the happening of such destruction or damage.

       19. REMEDIES OF LANDLORD: All rights and remedies of Landlord herein set forth are in addition to any and all rights and remedies allowed by law or equity.

       (a) This Lease is made upon the condition that Tenant shall punctually perform all of its covenants and agreements as herein set forth and if:

              1) Tenant defaults in payment of Rent, Adjusted Rent or additional rent, or any additional charge or amount of money, to be paid by Tenant as provided in this Lease and such default shall continue uncorrected for a period of five (5) days after written notice to the Tenant thereof, then Tenant shall pay to Landlord a late charge equal to 10% of the amount past due in addition to all past due amounts owed, plus any attorneys fees or other costs incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. Acceptance of such late charges represent a fair and reasonable estimate and in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the rights and remedies granted hereunder, including but not limited to, any such acceleration of all amounts due for the term of this Lease or exercised option period.

              2) Tenant default in the prompt and full performance and observance of any of the terms and conditions of this Lease to be performed or observed by Tenant and not relating to the payment of money, and any such default shall continue uncorrected for a period of thirty (30) days after written notice to the Tenant thereof, or if any such last mentioned default cannot be reasonably corrected within such thirty (30) day period, then if Tenant shall not within such period have commenced in good faith to correct such default.



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              3) Tenant abandons the Premises.

              4) Any execution, attachment or other order of court shall be issued upon or against the interest of Tenant in this Lease and shall continue for a period of thirty (30) days after notice, then in any such event, in addition or any, and all rights and remedies allowed by law and equity, Landlord may, with or without further notice, forthwith, terminate this Lease and Tenant's right to possession of the Premises, or Landlord may, without terminating this Lease, terminate Tenant's right to possession of the Premises.

              5) If any voluntary or involuntary petition or similar pleading under any Act of Congress relating to bankruptcy shall be filed by or against Tenant, or if any voluntary or involuntary proceedings in any court or tribunal shall be instituted by or against Tenant to declare Tenant insolvent or unable to pay Tenant's debts, then in any such event, Landlord may, if Landlord so elects, with or without notice of such election and with or without entry or other action, by Landlord, forthwith terminate this Lease and Tenant's right to possession of said Premises, and notwithstanding any other provisions hereof Landlord shall forthwith upon such termination be entitled to recover damages in an amount equal to the present value (calculated using an interest factor of 6.5% per year) of all the "Rent Adjustments," additional charges, penalties and Rent reserved in this Lease for the entire residue of the stated Term or renewal term hereof. At the time of such payment Tenant may elect: i) to reduce the payment due to Landlord for the present value of future rent by 66% and pay that reduced amount in full satisfaction of Landlord's claim for future rent but without the right of any future reimbursement; or ii) pay the full present value of the future rent and be entitled to receive reimbursement from landlord of future rent actually received on a monthly basis (after deduction of the costs of re-renting) but not to exceed each month the amount paid by Tenant for future rent divided by the number of months in the term for which such amount was paid by Tenant.

       (b) In addition to, but without limitation or qualification of, any other right or remedy of the Landlord herein provided, if the Tenant shall default in the performance of any covenant, condition or stipulation contained in this Lease, Landlord may, after thirty (30) days written notice to Tenant, or without notice if, and in Landlord's reasonable opinion, an emergency exists, perform the same for the account and at the expense of Tenant, and the amount of any payments made or other expenses incurred by Landlord for such purposes shall be forthwith repaid by Tenant with interest thereon at the highest per annum rate allowed by law. Should Tenant, pursuant to this Paragraph, or any other provision of this Lease, become obligated to reimburse or otherwise pay Landlord any one or more sums of money in addition to the Rent, the amount thereof shall be deemed additional rent and may, at the option of Landlord, be added to any subsequent installment of the Rent due and payable under the Lease; in which event Landlord shall have the



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remedies for default in termination of this Lease. The provisions of this
Paragraph shall survive the termination of this Lease. Nothing in this Paragraph shall in any manner increase Landlord's liability to Tenant or to any other person. The rights granted to Landlord under this Paragraph shall be permissive only and shall not be construed as requiring Landlord to perform any such condition or covenant or to correct any such default.

       (c) Upon the termination of this Lease, or upon the termination of Tenant's right to possession without termination of the Lease:

              1) Tenant shall surrender possession and vacate the Premises immediately, and Landlord may enter into and repossess said Premises, without or with process of law, and remove all persons and property therefrom in the same manner and with the same right as if this Lease had not been made, and for the purpose of such entry and repossession, Tenant waives any notice provided by law or otherwise to be given in connection therewith; and

              2) Landlord may remove from the Premises any and all property found therein and such repossession shall not release Tenant from Landlord's obligation to pay the Rent herein provided.

       (d) In the event of termination of this Lease as provided in this paragraph, Landlord in addition to any and all rights and remedies allowed by law and equity, shall upon termination be entitled to recover damages in the amount equal to the present value of all the additional charges, "Rent Adjustments," penalties and Rent in this Lease for the entire residue of the Term or renewal term hereof after subtracting the reasonable rental value of the Premises, subject to the same election as provided in paragraph 19(a)5).

       (e) Any and all property which may be removed from the Premises by Landlord may be handled, removed, stored or otherwise disposed of by Landlord at the risk and expense of Tenant, and Landlord shall in no event be responsible for the preservation or the safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property, so long as the same shall be in Landlord's possession or under Landlord's control. If any property shall remain in the Premises or in the possession of Landlord, and shall not be retaken by Tenant within a period of ten (10) days from and after the time when the Premises are either abandoned by Tenant or repossessed by Landlord under the terms of this Lease, said property shall conclusively be deemed to have been forever abandoned by Tenant.

       20. SUBORDINATION: Tenant understands that Landlord may have placed or hereafter desire to place a mortgage upon the land described herein and the Building constructed thereon. It is further understood that the mortgage may require that the Lease be subordinated to said mortgage, in which event Tenant agrees to execute any document required by such mortgagee to evidence such subordination; provided, however, that the mortgagee of any mortgage shall covenant that the Tenant's leasehold interest hereunder shall not be foreclosed in any action brought under such mortgage (or in any deed in lieu thereof) if at the time of bringing of any action to foreclose (or upon filing of the deed in lieu thereof), Tenant is not in default in the payment of rental or in the performance of any other obligation under this Lease, with due allowance to be given for the payment of any past due rental or for the correction of any other default by Tenant within the period of any notice given or required to be given by the terms hereof. It is further understood that the mortgagee of said mortgage may, subject to Tenant's non-disturbance rights, require that Tenant agree to attorn to any purchaser of the property in the event that the same should be sold through foreclosure proceedings, and that Tenant agrees to waive any and all rights to treat any such foreclosure proceedings as a breach of the Lease by Landlord, in which event Tenant agrees to execute any document required by such mortgages to evidence such agreements.

       21. ESTOPPEL CERTIFICATES: At any time and from time to time Landlord and Tenant each agree, upon request in writing from the other, to execute, acknowledge and deliver to the other or to any person designated by the other, a statement in writing certifying that the Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that the other party is not in default in the performance of its covenants hereunder (or if there are such defaults, specify the same).

       22. NOTICES: Whenever Landlord shall make any demand or serve any notice which is required to be in writing under the terms of this Lease upon Tenant, the same shall be in writing and shall be sufficiently given if sent, postage prepaid, by United States registered or certified mail, addressed to Tenant at the address as set forth herein, or at such other address as Tenant may last theretofore by written notice to Landlord have designated for the service of such notice. Notice shall be sufficiently given or served by Tenant upon Landlord if sent, postage prepaid, by United States registered or certified mail, addressed to Landlord at the address set forth herein or at such other address as Landlord may theretofore by written notice to Tenant have designated for the service of such notice.

       To Landlord at:           Prairie Warehousing, LLP
                                 P.O. Box 456
                                 Sun Prairie, WI 53590

       To Tenant at:             Third Wave Technologies, Inc.
                                 502 South Rosa Road
                                 Madison, WI 53719
                                 Attention: President

       23. EMINENT DOMAIN: Tenant agrees with Landlord that if the whole or any part of said Premises shall be appropriated, condemned, taken or otherwise acquired by any public or quasi-public authority under the power of eminent domain, condemnation or other proceedings, this Lease and the estate hereby created shall terminate and wholly expire on the date title shall vest in the acquiring authority, and all Rent shall be prorated and adjusted as of said date. In no event whatsoever shall Tenant have any claim against Landlord by reason of any appropriation, condemnation or taking of the whole or any part of said Premises or of said Building, nor shall Tenant have any claim to the amount or any portion thereof, that may be awarded as damages or paid as a result of such appropriation and taking. Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all amounts awarded or paid by reason of such appropriation, condemnation and taking, provided however, that none of the foregoing is meant to deprive Tenant from claiming moving expenses, displacement expenses, the unamortized portion of leasehold improvements made by Tenant, damage to Tenant's fixtures or the like solely from the acquiring authority.

       24. HAZARDOUS MATERIALS: Except as otherwise set forth in this Lease, Tenant shall not use the leased Premises, the building or the grounds surrounding the building for the storage or disposal of Hazardous Material or toxic waste, and Tenant shall indemnify and hold Landlord harmless from any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys fees, resulting from the existence of Hazardous Materials not caused by Landlord (or Landlord's agents, employees, contractors or invitees) on the Premises or discharged from the Premises or penetrating any surface or subsurface rivers or streams crossing or adjoining the Premises or the aquifer underlying the Premises. Tenant further covenants that Tenant shall not bury nor inject, nor pour upon the surface or in or upon the land or into any public or private sewer or drainage facility, any Hazardous Material or toxic waste. Hazardous Material as used in this Lease means any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any statute, law, ordinance, rule or regulation of any local, state or federal authority having jurisdiction over the Premises or its use, including but not limited to, any material, substance or waste which is (a) defined as hazardous substance under
Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317) as amended; (b) defined as hazardous waste under Section 1004 of the Federal Resource Conservation Recovery Act (42 U.S.C. Section 6901, et. seq.) as amended; or (c) defined as hazardous waste substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601, et. seq.) as amended.

       25. NO WAIVER: Any demand for Rent upon Tenant after the same shall have become due and payable, or for the performance or observation of any covenant or condition of this Lease after the same is required to be performed or observed under the provisions hereof, shall have the same effect as though made at the time and place such Rent became due or such obligation should have been performed or observed, any law to the contrary notwithstanding.

       (a) The receipt of money by Landlord from Tenant with knowledge of the breach of any covenants of this Lease, or after the termination hereof, or after the service of any notice or after the commencement of such suit, or after final judgment for possession of said Premises shall not be deemed a waiver of such breach, nor shall it reinstate, continue or extend the Term of this Lease or affect any such notice, demand or suit.

       (b) No delay on the part of Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other, or further, exercise thereof or the exercise of any other right, power or privilege.

       (c) No act done or thing said by Landlord or Landlord's agents or employees shall constitute a cancellation, termination or modification of this Lease, or a waiver of any covenant, agreement or condition hereof, nor relieve Tenant from Tenant's obligation to pay the Rent or other charges to be paid hereunder, or the acts required to be done herein. Any waiver or release by Landlord and any cancellation, termination or modification of this Lease must be in writing and signed by Landlord.

       26. MEMORANDUM OF LEASE: This Lease shall not be recorded, either independently or as an exhibit, schedule, annex or addendum to any other document. However, a Memorandum of Lease, describing the property herein demised, stating the Initial Term and Renewal Term of this Lease, the names and addresses of Landlord and Tenant, and referring to this Lease, but containing no other terms or provisions hereof except as may be agreed upon by the parties hereto or as may be required by law, promptly shall be executed, acknowledged and delivered for recording by both parties.

       27. ENTIRE AGREEMENT: This Lease contains the entire agreement between the parties hereto and shall not be modified in any manner except by an instrument in writing executed by said parties or their respective successors in interest. If more than one person or entity or a combination thereof comprise "Tenant," their liability hereunder shall be joint and several. Landlord has made no representations or warranties with respect to the Premises, except as herein expressly set forth.

       28. PARAGRAPH HEADINGS: The paragraph headings appearing in this Lease are inserted only as a matter of convenience and for reference purposes, and in no way define, limit or describe the scope and intent of this Lease, or any paragraph hereof, nor in any way affect it.

       IN WITNESS WHEREOF, Tenant and Landlord have executed counterparts of this Lease as of the day, month and year first above shown.


WITNESSES AS TO LANDLORD:               LANDLORD:
/s/ SIGNATURE                           PRAIRIE WAREHOUSING, LLP
--------------------------------
/s/ SIGNATURE                           By: /s/ SIGNATURE
--------------------------------           -------------------------------------
                                           Name:
                                           Title: Partners


WITNESSES AS TO TENAN:                  TENANT:
/s/ SIGNATURE                           THIRD WAVE TECHNOLOGIES, INC.
--------------------------------
/s/ SIGNATURE                           By: /s/ SIGNATURE
--------------------------------           -------------------------------------
                                           Name: Lance Fors
                                           Title: President & CEO

                           LANDLORD'S ACKNOWLEDGMENT

STATE OF WISCONSIN )
                   )ss.
COUNTY OF DANE     )

       Before me, a Notary Public in and for said county and state, personally appeared, August J. List, the individual named in the foregoing instrument as the partner of Prairie Warehousing, LLP, which executed the foregoing instrument and acknowledged that he did sign the foregoing as a partner and that such signing is the free act and deed for said partnership for the uses and purposes therein mentioned.

       IN WITNESS WHEREOF, I have hereunder set my hand and seal this 10th day of April, 2000.


                                        /s/ SIGNATURE
                                        ----------------------------------------
                                        Notary Public, State of Wisconsin
                                        My Commission expires 6/8/03

                             TENANT'S ACKNOWLEDGMENT


STATE OF WISCONSIN )
                   )ss.
COUNTY OF DANE     )

       Before me, a Notary Public in and for said county and state, personally appeared Lance Fors, the individual named in the foregoing instrument as the President and CEO of Third Wave Technologies, Inc., which executed the foregoing instrument and acknowledged that he did sign the foregoing as an officer and that such signing is the free act and deed for said corporation for the uses and purposes therein mentioned.

       IN WITNESS WHEREOF, I have hereunder set my hand and seal this 11th day of April, 2000.


                                        /s/ SIGNATURE
                                        ----------------------------------------
                                        Notary Public, State of Wisconsin
                                        My Commission expires 1/21/01

                                                          DANA L. LAMB
F:\P\PRAIRIE WAREHOUSING LLP\THIRDWAVE.LEASE.WPD          NOTARY PUBLIC
                                                       STATE OF WISCONSIN

                                    EXHIBIT A

                                    PREMISES

                             FIRST ADDENDUM TO LEASE

       THIS FIRST ADDENDUM TO LEASE ("Addendum") is dated for reference purposes as of April 10, 2000, and is made between Prairie Warehousing, LLP ("Landlord") and Third Wave Technologies, Inc., a Wisconsin corporation ("Tenant")to be a part of that certain Lease, of even date herewith between Landlord and Tenant (herein the "Lease Form") concerning approximately 36,000 square feet of space (the "Premises"), located at 220 Business Park Drive, Sun Prairie, Wisconsin (the "Building"). Landlord and Tenant agree that notwithstanding anything in the Lease Form, the Lease Form is modified and supplemented by this Addendum. Each term used herein with initial capital letters shall have the meaning ascribed to such term in the Lease Form unless specifically otherwise defined herein. In the event of any inconsistency between this First Addendum and the Lease Form, the terms of this First Addendum shall prevail. As used herein, the term "Lease" shall mean the Lease Form, this Addendum and all riders, exhibits, rules, regulations, covenants, conditions and restrictions referred to in the Lease Form or this Addendum.

       1.PREMISES TERM.

              A. The Lease shall commence (the "Commencement Date") on the date by which Landlord has delivered possession of the Premises to Tenant. Landlord shall deliver possession of the Premises to Tenant upon execution of this Lease. If the Commencement Date has not occurred for any reasons whatsoever on or before the tenth (10th) day after the parties hereto have fully executed this Lease, then in addition to Tenant's other rights or remedies, Tenant may terminate this Lease by written notice to Landlord, whereupon any monies previously paid by Tenant to Landlord shall be reimbursed to Tenant.

              B. Landlord shall designate the Premises as 220 Business Park Drive and designate that adjacent space currently occupied by Trek Diagnostics in the Building as 210 Business Park Drive and shall promptly register these designations with the United States Post Office.

       4. RENT. Rent for the first sixty (60) days of the Term shall be one-half the Rent under Section 4 of the Lease (i.e., $9,000 per month). No rent shall be due for the period from the Commencement Date through April 30, 2000.

       6. TAXES. "Taxes" shall not include and Tenant shall not be required to pay any portion of any tax or assessment expense or any increase therein (a) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest possible term; (b) imposed on land and improvements other than the land and improvements on which the leased Premises and Tenant's parking areas are located; (c) attributable to Landlord's net income, inheritance, gift, transfer, estate or state taxes; or (d) resulting from a change of ownership or transfer of any or all of the Building.

       9. USE AND REPAIR OF PREMISES BY TENANT; UTILITIES. Landlord shall perform and construct, and Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvement which could be treated as a "capital expenditure" under generally accepted accounting principles and which Landlord elects to construct or is required to construct by this Lease (i.e. two-hour fire wall). Notwithstanding anything contained in the Lease to the contrary, Tenant shall be solely responsible for constructing, repairing and maintaining all Tenant construction and leasehold improvements.

       11. RIGHTS RESERVED BY LANDLORD. Landlord, except in the case of emergency, shall provide Tenant with twenty-four (24) hours' notice prior to entry of the Premises. Any such entry by Landlord shall comply with all reasonable security measures of Tenant and shall not impair Tenant's operations more than reasonably necessary. Landlord shall not exercise its rights under
Section 11 of the Lease if such actions would unreasonably interfere with Tenant's use of the Premises or increase the obligations or decease the rights of Tenant under the Lease. In taking such actions, Landlord shall at all times use its best efforts to minimize any disruption to Tenant.

       14(a). LOSS OR DAMAGE TO PROPERTY. Landlord shall not be released or indemnified from, and shall indemnify, defend, protect and hold harmless Tenant from, all losses, damages, liabilities, judgments, actions, claims, attorneys' fees, consultants' fees, payments, costs and expenses arising from the negligence or willful misconduct of Landlord or its agents, contractors, licensees or invitees.

       14(c). LOSS OR DAMAGE TO PROPERTY. If there is any interruption, failure, stoppage or interference of the utilities or services to the Premises under the Lease or due to the presence of any Hazardous Materials on or about the Building (except to the extent released or emitted by Tenant), and such interruption continues for ten (10) consecutive calendar days, then Tenant shall be entitled to an equitable abatement of rent to the extent of the interference with Tenant's use of the Premises occasioned thereby. If the interference persists for more than forty-five (45) consecutive calendar days, then Tenant shall have the right to terminate the Lease.

       16. ASSIGNMENT AND SUBLETTING. Notwithstanding anything to the contrary in the Lease, Tenant may, without Landlord's prior written consent, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action; or (iii) a purchaser of substantially all of Tenant's assets located in the Premises. For the purpose of this Lease, sale of Tenant's capital stock shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises.

       17. ALTERATIONS. In no event shall Tenant be required to remove the Initial Improvements from the Premises at the end of the Term.

       18. UNTENANTABILITY. In the event Landlord determines that any destruction or damage can be reasonably repaired within one hundred twenty (120) days, but such destruction or damage are not in fact repaired within such period, Tenant may terminate the Lease by written notice to Landlord within thirty (30) days after the expiration of such period.

       20. SUBORDINATION. Within thirty (30) days of the Commencement Date, Landlord shall cause all mortgagees, lenders, ground lessors and other parties currently holding security interest affecting the Premises or Building to execute a recognition and nondisturbance agreement which (i) provides that this Lease shall not be terminated so long as Tenant is not in default under this Lease and (ii) recognizes all of Tenant's rights under the Lease. Landlord agrees to diligently attempt to obtain the agreement of Mortgagees and Lenders. If the Mortgagees and/or Lenders refuse to execute such an agreement, failure to obtain such and agreement will not be a breach or default of this Lease by Landlord.

       22. NOTICES. Any notice required under the Lease that is sent by mail shall be deemed received, if properly addressed, three (3) business days after any such notice is deposited in the United States mail certified, postage-prepaid, return-receipt requested.

       24. HAZARDOUS MATERIAL.

              A. To the best knowledge of Landlord, (a) no Hazardous Material is present in, under or about the Building or the soil, surface water or groundwater thereof, (b) no underground storage tanks are present in, under or about the Building, and (c) no action, proceeding or claim is pending or threatened regarding the Building concerning any Hazardous Material or pursuant to any environmental law. Under no circumstance shall Tenant be liable for, and Landlord shall indemnify, defend, protect and hold harmless Tenant, its agents, contractors, stockholders, directors, successors, representatives, and assigns from and against, all losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Material present on the Commencement Date in, under or about the Building, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any laws, orders or regulations, relating to any such Hazardous Material, and to the extent that any of the foregoing actually results from the release or emission of Hazardous Material by Landlord or its agents or employees after the Commencement Date in violation of applicable environmental laws.

              B. Tenant shall be entitled to use and store in or adjacent to the Premises Hazardous Material necessary for the operation of its business on the Premises. Any storage outside the building must be approved by the Landlord, City and Business Park Covenant Review Committee and all costs associated with City or Covenant Committee approval shall be paid by Tenant. Landlord hereby approves of Tenant's construction of a chemical storage vault in the Premises.

       29. LANDLORD DEFAULT. In the event Landlord fails to perform any of its obligations under this Lease and (except in case of emergency posing an immediate threat to persons or property, in which case no prior notice shall be required) fails to cure such default within thirty (30) days after written notice from Tenant specifying the nature of such default where such default could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence prosecute such cure to completion where such default could not reasonably be cured within said thirty (30) day period, then Tenant may, in addition to its other remedies, cure any default of Landlord at Landlord's cost and deduct the cost of such cure from Rent, but in no event shall such deductions during any twelve (12) month period exceed the sum of three (3) months' Rent accruing during such period. The deductions from Rent described in the foregoing sentence shall be in addition to all other offsets, credits, abatements and reductions of or against rent to which Tenant may from time to time be entitled under this Lease. If Tenant at any time by reason of Landlord's default reasonably pays any sum or does any act that requires the payment of any sum, the sum paid by Tenant shall be immediately due from Landlord to Tenant at the time the sum is paid. Any and all rights and remedies herein created for Tenant shall be cumulative and use of one remedy shall not be taken to exclude or waive the right to the use of another and Tenant shall have the remedies available to Tenant under applicable law.

       30. REASONABLE EXPENDITURES. Any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

       31. CONDITION OF PREMISES. Landlord warrants and represents that as of the Commencement Date the Premises will be in good condition and repair, the roof shall be in good condition and watertight, and the electrical, mechanical, HVAC, plumbing, elevator and other systems serving the Premises will be in good condition and repair. The parties acknowledge that the electrical service to the Premises may not be adequate for 800 amp service. Tenant intends to install a 1600 amp service. Installation of the 1600 amp service will be at Tenant's sole expense. Landlord shall be responsible for and pay the cost of the abandonment and removal (if required by the utility or building inspector) of the existing electric service to the Premises.

       32. NO LIEN. Trade fixtures, furniture, equipment and other personal property installed in the Premises ("Tenant's Property") shall at all times be and remain Tenant's property. Tenant may at any time remove Tenant's Property from the Premises, provided that Tenant repairs all damage caused by such removal. Landlord shall have no security interest or lien on any item of Tenant's Property. Landlord waives any right of distraint, distress for rent or Landlord's lien that may arise at law.

       33. COMPLIANCE WITH LAWS. Tenant shall not be required to comply with or cause the Premises to comply with any laws, rules or regulations requiring alterations or improvements unless the compliance with any of the foregoing is necessitated solely due to Tenant's particular use of the Premises or Tenant's construction on the Premises.

       34. IMPROVEMENTS.

              A. Landlord shall perform, at its sole cost and expense, in a good and workmanlike manner and in compliance with all laws, the following alterations and improvements to the Building (the "Landlord Work"): (1) install a two-hour rated fire wall to demise the space; (2) "cap" of all plumbing in the space; (3) secure safely all electrical disconnects; (4) ensure that the heating and air conditioning systems is in good working condition as of the Commencement Date (but shall not be required to install larger or additional units to increase capacity); (5) replace and decontaminate all filters and existing duct work (or provide documentation that such replacement and decontamination has already been completed); and (6) clear power panel from lockouts. Landlord shall complete item (1) of this Section 34 on or before the thirtieth (30th) day after full execution of this Lease. Landlord shall complete items (2) through (6) on or before the sixtieth (60th) day after full execution of this Lease. In the event any such items are not completed by Landlord on or before such dates and Landlord fails for 10 days after receiving written notice from Tenant that such work remains unfinished after said 30 day or 60 day period as applicable to finish said work, Tenant may complete such items and deduct the cost thereof from Rent next due.

              B. Landlord acknowledges that Tenant will be constructing certain improvements in the Premises necessary for the operation of its business in the Premises (the "Initial Improvements"). Landlord hereby approves of the Initial Improvements described on the preliminary plans and specifications attached to the Lease as Exhibit B.

              C. In the event Tenant is unsuccessful in obtaining all required consents, approvals and permits under the Lease and under applicable law in connection with the Initial Improvements or in connection with the operation of Tenant's business in the Premises, or in the event Tenant determines in its sole discretion that it cannot obtain all such consents, approvals and permits in a commercially reasonable manner, then Tenant may terminate this Lease upon thirty
(30) days written notice, provided such written notice to terminate the Lease is delivered to Landlord on or before August 1, 2000.

       35. RIGHT OF FIRST OFFER. If Landlord from time to time determines to lease any space in the building outside of the Premises (each space an "Expansion Space"), then Landlord shall first notify Tenant of the terms on which Landlord is willing to lease such Expansion Space. If Tenant, within five
(5) business days after receipt of Landlord's written notice indicates in writing its agreement to lease the Expansion Space on the terms stated in Landlord's notice, then Landlord shall lease to Tenant and Tenant shall lease from Landlord the Expansion Space on the terms stated in Landlord's notice. If Tenant does not indicate in writing its agreement to lease the Expansion Space on the terms contained in Landlord's notice within said five (5) business day period, then Landlord thereafter shall have the right to lease such Expansion Space to a third party on the same terms stated in Landlord's notice. If Landlord does not lease the Expansion Space within ninety (90) days after the expiration of said five (5) business day period, any further transaction shall be deemed a new determination by Landlord to lease such Expansion

Space and the provisions of this paragraph shall again be applicable with respect to such Expansion Space.

       36. INSTALLATION OF GENERATOR. Tenant shall have the right to install, maintain and operate, at no additional Rent to Tenant, a back-up power generator and diesel fuel tank in the location shown on Exhibit B attached to the Lease or such other location as approved reasonably acceptable to Landlord. The generator shall at all times be and remain an item of Tenant's Property and shall not be considered an alteration, addition or improvement under Section 17 of the Lease. Tenant may at any time remove the generator from its location, provided that Tenant repairs all damage caused by such removal. Tenant shall pay all costs associated with compliance with all laws, regulations and restrictive covenants, including but not limited to, construction of required spill prevention, noise abatement and visual screening.

       37. SIGNAGE. Tenant shall be entitled to install, at its sole cost and expense, monument signage in the lawn area of the building for its exclusive use with the design and specifications reasonably acceptable to Landlord. Tenant shall also be entitled, at its sole cost and expense, to building exterior signage bearing Tenant's name and corporate logo with a location, design and specifications reasonably acceptable to Landlord. All signage must be in compliance with and approved by the City of Sun Prairie and the business park covenant review committee.

LANDLORD:                               TENANT:
PRAIRIE WAREHOUSING, LLP                THIRD WAVE TECHNOLOGIES, INC.
                                        a Wisconsin corporation

By: /s/ AUGUST J. LIST                  By: /s/ LANCE FORS
   ---------------------------------       -------------------------------------

Printed Name: August J. List            Printed Name: Lance Fors
             -----------------------                 ---------------------------

Title: Partner                          Title: President & CEO
      ------------------------------          ----------------------------------

Date: 4-10-00                           Date: 4-11-00
     -------------------------------         -----------------------------------

                                    EXHIBIT B

                              INITIAL IMPROVEMENTS



                                      -8-